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                                                                   EXHIBIT 10.84



                     Medarex, Inc. 1997 Stock Option Plan
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                                 MEDAREX, INC.
                            1997 STOCK OPTION PLAN



         Section 1. Purpose of the Plan. The purpose of the 1997 Stock Option Plan (the "Plan") is to aid Medarex, Inc. (the "Corporation") and its subsidiaries in securing and retaining directors, consultants, officers and other key employees of outstanding ability and to motivate such employees to exert their best efforts on behalf of the Corporation and its subsidiaries. In addition, the Corporation expects that it will benefit from the added interest which the respective optionees and participants will have in the welfare of the Corporation as a result of their ownership or increased ownership of the Common Stock of the Corporation (the "Stock").

         Section 2. Administration. (a) the Board of Directors of the Corporation (the "Board") shall designate a Committee of not less that two (2) Directors (the "Committee") who shall serve at the pleasure of the Board. Each member of the Committee shall be a "non-employee" director within the meaning of Rule 16b-3(b) (3)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule or any other comparable rule may be in effect from time to time, while serving on the Committee. The Board shall fill any vacancies on the Committee and may remove any member of the Committee at any time with or without cause. The Committee shall select its chairman and hold its meetings at such times and places as it may determine. A majority of the whole Committee present at a meeting at which a quorum is present, or an act approved in writing by all members of the Committee, shall be an act of the Committee. The Committee shall have full power and authority, subject to such resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board (provided the entire Board acting on the matter are Disinterested Persons), to grant to Eligible Persons (as defined herein) pursuant to the provisions of the Plan (i) stock options to purchase shares,
(ii) stock appreciation rights, (iii) restricted stock, (iv) deferred stock, or
(v) other Stock-based awards permitted hereunder (each of the foregoing being an "AWARD" and collectively, the "AWARDS"). The Committee shall also interpret the provisions of the Plan and any AWARD issued under the Plan (and any agreements relating thereto) and supervise the administration of the Plan.

                  (b) The Committee shall: (i) select the directors, consultants, officers and other key employees of the Corporation and its subsidiaries to whom AWARDS may from time to time be granted hereunder; (ii) determine whether incentive stock options (under Section 422 of the Internal Revenue Code of 1986, as the same may be amended from time to time, hereinafter referred to as the "Code"), nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, or other Stock-based awards, or a combination of the foregoing, are to be granted hereunder; (iii) determine the number of shares to be covered by each AWARD granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any AWARD granted hereunder (including but not limited to any restriction and forfeiture condition on such AWARD and/or the shares of Stock relating thereto);
(v) determine whether, to what extent and under what circumstances AWARDS may be settled in cash; (vi) determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an AWARD under this Plan shall be deferred either automatically or at the election of
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the participant; and (vii) determine whether, to what extent, and under what circumstances option grants and/or other AWARDS under the Plan are to be made, and operate, on a tandem basis.

                  (c) All decisions made by the Committee pursuant to the provisions of the Plan and related orders or resolutions of the Board (as and to the extent permitted hereunder) shall be final, conclusive and binding on all persons, including the Corporation, its shareholders, employees and Plan participants.

                  (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any AWARD thereunder.

         Section 3. Stock Subject to the Plan. Except as otherwise provided by this Section 3, the total number of shares of Stock available for distribution under the Plan is 750,000. The total number of shares of stock with respect to which AWARDS may be granted to any participant in any year is 100,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, except that treasury shares must be used in the case of restricted stock. If any shares that have been optioned cease to be subject to option because the option has expired or has been deemed to have expired or has been surrendered pursuant to the Plan, or if any shares of restricted stock are forfeited or such AWARD otherwise terminates without the actual or deemed delivery of such shares, such shares shall again be subject to an AWARD under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend, or other change in corporate structure affecting the Stock, such adjustment shall be made in the aggregate number of shares which may be delivered under the Plan, in the number and/or option price of shares subject to outstanding options granted under the Plan, and/or in the number of shares subject to restricted stock, deferred stock, or other Stock-based awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided that the number of shares subject to any AWARDS shall always be a whole number; and provided further that, with respect to incentive stock options, no such adjustment shall be authorized to the extent that such adjustment would constitute a modification as defined in Section 424(h)(3) of the Code or cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any stock appreciation right associated with any option. In addition, subject to the limitations provided in
Section 11, the Committee is authorized to make adjustments in the terms and conditions of, and performance criteria relating to, AWARDS in recognition of unusual or nonrecurring events (including, without limitation, events described in this paragraph) affecting the Corporation or the financial statements of the Corporation, or in response to changes in applicable laws, regulations or accounting principles.


         Section 4. Eligibility. Directors, consultants, officers and other key employees of the Corporation and its subsidiaries who are responsible for the management, growth, profitability and protection of the business of the Corporation and its subsidiaries are eligible to be granted AWARDS under the Plan (each an "Eligible Person" and collectively "Eligible Persons"). The participants under the Plan shall be selected from time to time by the Committee, in its sole

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discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each stock option, the number of stock appreciation rights (if any) granted to each optionee, and the number of shares (if any) subject to restricted stock, deferred stock or other Stock-based awards granted to each participant.

         For purposes of the Plan, a subsidiary of the Corporation shall be any corporation which at the time qualifies as a subsidiary thereof under the definition of "subsidiary corporation" in Section 424(f) of the Code.

         Section 5. Stock Options. Any stock option granted under the Plan shall be in such form as the Committee may from time to time approve. Any such option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

                  (a) Option Price. The purchase price per share of the Stock purchasable under a stock option shall be determined by the Committee, but will be not less than 100% of the fair market value of the Stock on the date of the grant of the option, as determined in accordance with procedures established by the Committee. Notwithstanding the foregoing, the purchase price per share of the Stock purchasable under any incentive stock option granted to any person who is the beneficial owner of more than 10% of the Corporation's issued and outstanding Stock (a "10% owner") shall not be less then 110% of the fair market value of the Stock on the date of the grant of the option, as determined in accordance with procedures established by the Committee.

                  (b) Option Period. The term of each stock option shall be fixed by the Committee, but no incentive stock option shall be exercisable after the expiration of 10 years from the date the option is granted. Notwithstanding the foregoing, no incentive stock option granted to a 10% owner shall be exercisable after the expiration of five years from the date the option is granted.

                  (c) Exercisability. (1) Stock options shall be exercisable at such time or times as determined by the Committee at or subsequent to the date of grant. Unless otherwise determined by the Committee at or subsequent to the date of grant, no stock option shall be exercisable until the first anniversary date of the granting of the option, except as provided in paragraphs (f), (g) or (h) of this Section 5; provided, however, that notwithstanding the foregoing from and after a Change of Control (as hereinafter defined) all stock options shall become immediately exercisable to the full extent of the AWARD.

                           (2)      Solely for Federal income tax purposes, to
the extent that the aggregate fair market value of Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year exceeds $100,000.00 (as of the date of grant), such options shall be treated as options which are not incentive stock options. For purposes of this rule, options shall be taken into account in the order in which they were granted.


                           (3)      As used herein, "Change of Control" shall
mean any of the following events:

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                           (A)      An acquisition (other than directly from the
         Corporation) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of the combined voting power of the Corporation's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, voting securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change of Control.

                           A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Corporation or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Corporation (a "Subsidiary"), (ii) the Corporation or any Subsidiary, or (iii) any Person in connection with a Non-Control Transaction (as defined below);

                           (B) The individuals who, as of April 30, 1991 were members of the Board (the "Incumbent Board"), cease for any reason to constitute at least 66 2/3% of the Board; provided, however, that if the election, or nomination for election by the Corporation's stockholders, of any new director was approved by a vote of at least 66 2/3% of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or


                           (C) Approval of the Corporation's shareholders of: (1) a merger, consolidation or reorganization involving the Corporation, unless (i) the stockholders of the Corporation, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 66 2/3% of the combined voting power of the outstanding Voting Securities of the Corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least 66 2/3% of the members of the board of directors of the Surviving Corporation, and (iii) no Person, other than the Corporation, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Corporation, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 15% or more of the then outstanding Voting Securities of the Corporation, has Beneficial Ownership of 15% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a

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         transaction described in clause (i) through (iii) shall herein be referred to as a "Non-Control Transaction"); (2) a complete liquidation or dissolution of the Corporation; or (3) an agreement for the sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Subsidiary).

                           Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Corporation, and after such share acquisition, the subject securities which increase the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change of Control shall occur.


                  (d) Method of Exercise. Stock options may be exercised, in whole or in part, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash, either by certified or bank check; provided, however, that after a Change of Control (x) an optionee (other than an optionee who initiated a Change of Control in a capacity other than as an officer or director of the Corporation) who is an officer or director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder), during the 60-day period after six (6) months after a Change of Control, with respect to an option that is unaccompanied by a stock appreciation right and (y) any other optionee, during the 60-day period from and after a Change of Control, who at the time of exercise is not an officer or director with respect to an option that is unaccompanied by a stock appreciation right shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full purchase price of the shares of the Stock being purchased under the stock option and by giving written notice to the Corporation, to elect (within such respective periods) to surrender all or part of the stock option to the Corporation and to receive in cash an amount equal to the amount by which the fair market value per share of the Stock on the date of exercise shall exceed the purchase price per share under the stock option multiplied by the number of shares of the Stock granted under the stock option as to which the right granted by this proviso shall have been exercised. However, any officer, director or 10% owner (collectively, "Insider") may settle the right granted by this proviso by either (A) settling the right to the extent that such settlement falls within one of four ten-day periods, each period beginning on the third business day following the release of the Company's quarterly or annual financial summary statements of sales and earnings (the "Summary Statements"), as the case may be, and ending on the twelfth business day following each such date (each such period being a "Window Period") and provided that the Company shall have been subject to Section 13(a) of the Exchange Act for at least a year prior to such settlement and has filed all reports and statements required to be filed thereunder for that year; or (B) pursuant to an irrevocable election to settle the right no earlier than six (6) months after the date of such election, which election need not occur during a Window Period and provided further that the transaction giving rise to the award of the right is approved by the Company's shareholders (excluding Insider shareholders).

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                  The written notice provided by the optionee shall specify the optionee's election to purchase shares subject to the stock option or to receive the cash payment herein provided.

                  Notwithstanding the foregoing, the Committee may, in its sole discretion, authorize payment in whole or in part of the purchase price to be made in unrestricted stock already owned by the optionee, or, in the case of the nonqualified stock option, in restricted stock, or deferred stock subject to an AWARD hereunder (based upon the fair market value of the Stock on the date the option is exercised as determined by the Committee). The Committee may authorize such payment at or after grant, except that in the case of an incentive stock option, any right to make payment in unrestricted stock already owned must be included in the option at the time of grant. No shares of Stock shall be issued until full payment therefor has been made. Subject to paragraph
(i) of this Section 5, an optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of
Section 14.

                  As used in this paragraph (d) of Section 5, the fair market value of the Stock on the date of exercise shall mean:

                           (i) with respect to an election by an optionee to receive cash in respect of a stock option which is not an incentive stock option, the "Change of Control Fair Market Value", as defined below; and

                           (ii) with respect to an election by an optionee to receive cash in respect of a stock option which is an incentive stock option, the fair market value of the Stock on the date of exercise, determined in the same manner as the fair market value of the Stock on the date of grant of a stock option is determined pursuant to paragraph (a) of Section 5 of the Plan.

                  (e) Restrictions on Transferability. The Committee, in its sole discretion, may impose such restrictions on the transferability of stock options granted hereunder as it deems appropriate. Any such restrictions shall be set forth in the stock option agreement with respect to such stock options. Incentive stock options may not be transferred by an optionee other than by will or by the laws of descent.


                  (f) Termination by Death. Except to the extent otherwise provided by the Committee at or after the time of grant, if an optionee's relationship with or employment by the Corporation and/or any of its subsidiaries terminates by reason of death, the stock option may thereafter be immediately exercised in full by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of 15 months from the date of such death or until the expiration of the stated period of the option whichever period is the shorter.

                  (g) Termination by Reason of Retirement or Permanent Disability. Except to the extent otherwise provided by the Committee at or after the time of grant, if an optionee's relationship with or employment by the Corporation and/or any of its subsidiaries terminates by

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reason of retirement or permanent disability, any stock option held by such optionee may thereafter be exercised in full, but may not be exercised after three years from the date of such termination or the expiration of the stated period of the option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period, any unexercised stock option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of the optionee's death or for the stated period of the option, whichever period is the shorter.

                  (h) Other Termination. Unless otherwise determined by the Committee at or after grant, if an optionee's relationship with or employment by the Corporation terminates for any reason other than death, permanent disability or retirement, the stock option shall thereupon terminate; provided, however, that if such termination is by action of the Corporation and other than discharge for reason of willful violation of the rules of the Corporation or by voluntary resignation of the optionee, in either case within 18 months following a Change of Control, any stock options held by the optionee may be exercised by the optionee until the earlier of six months and one day after such termination or the expiration of such options in accordance with their terms.

                  (i) Option Buyout. The Committee may at any time offer to repurchase an option (other than an option which has been held for less than six months by an Insider) based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                  (j) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon an option's exercise shall be in the form of restricted stock or deferred stock, or may reserve other than with respect to incentive stock options the right to so provide after the time of grant.


         Section 6.        Stock  Appreciation  Rights.  (a) Grant and Exercise.
Stock appreciation rights may be granted in conjunction with (or in accordance with Section 9, separated from) all or part of any stock option granted under the Plan, as follows: (i) in the case of a nonqualified stock option, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the option; and (ii) in the case of an incentive stock option, such rights may be granted only at the time of the grant of the option. A "stock appreciation right" is a right to receive cash or Stock, as provided in this Section 6, in lieu of the purchase of a share under a related option. A stock appreciation right, or applicable portion thereof, shall terminate and no longer be exercisable upon the termination or exercise of the related stock option, except that a stock appreciation right granted with respect to less than the full number of shares covered by a related stock option shall not be reduced until the exercise or termination of the related stock option exceeds the number of shares not covered by the stock appreciation right. A stock appreciation right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related stock option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(b) of this Section 6. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related stock appreciation rights have been exercised.

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                  (b)      Terms and  Conditions.  Stock appreciation rights
shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                           (i)      Stock appreciation rights shall be
                  exercisable only at such time or times and to the extent that the stock options to which they relate shall be exercisable. Except as otherwise provided in Section 5, an Insider (as previously defined in Section 5) may only settle a stock appreciation right by satisfying either of the following conditions:

                                    (A)     the stock appreciation right is (i)
                  settled at least six (6) months after its date of grant and
                  (ii) such settlement occurs during a Window Period and provided that the Company shall have been subject to Section 13(a) of the Exchange Act for at least a year prior to such settlement and has filed all reports and statements required to be filed thereunder for that year; or else

                                    (B)     the settlement of the stock
                  appreciation right is made pursuant to an irrevocable election to settle the right no earlier than six (6) months after the date of such election, which election need not occur during a Window Period.

                                    None of the conditions of this Section 6(i)
                  shall be applicable in the event of death or permanent disability of the optionee.


                           (ii) Upon the exercise of a stock appreciation right, an optionee shall be entitled to receive up to, but no more than, an amount in cash or whole shares of the Stock as determined by the Committee in its sole discretion equal to the excess of the fair market value of one share of Stock over the option price per share specified in the related stock option multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised; provided, however, that the payment in settlement of stock appreciation rights during the period from and after a Change of Control shall be entirely in cash. Each stock appreciation right may be exercised only at the time and so long as a related option, if any, would be exercisable or as otherwise permitted by applicable law; provided however, that no stock appreciation right granted under the Plan to an Insider then subject to Section 16 of the Exchange Act shall be exercised during the first six months of its term. The fair market value of the Stock on the date of exercise of a stock appreciation right shall be determined in the same manner as the fair market value of the Stock on the date of grant of a stock option is determined pursuant to paragraph (a) of Section 5 of the Plan; provided, however, that during the 60-day period from and after a Change of Control, the fair market value of the Stock on the date of exercise shall mean, with respect to the exercise of a stock appreciation right accompanying an option which is not an incentive stock option, the "Change of Control Fair Market Value."

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                           For purposes of this Plan, the "Change of Control
                  Fair Market Value" shall mean the higher of (x) the highest reported sale price, regular way, of a share of the Stock on the Composite Tape for New York Stock Exchange Listed Stock during the 60-day period prior to the date of the Change of Control or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on such Nasdaq National Market, the average of the closing bid and asked prices during such 60-day period in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, if bid and asked prices for such security during such period shall not have been reported through NASDAQ, the average of the bid and asked prices for such period as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors of the Corporation or a committee thereof or, if such security is not publicly traded, the fair market value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities selected in good faith by the Board of Directors of the Corporation or a committee thereof or, if no such investment banking or appraisal firm is in the good faith judgment of the Board of Directors or such committee available to make such determination, as determined in good faith by the Board of Directors of the Corporation or such committee and (y) if the Change of Control is the result of a transaction or series of transactions described in paragraph (i) or (iii) of the definition of Change of Control set forth in Section 5(c), the highest price per share of the Stock paid in such transaction or series of transactions (in the case of a Change of Control described in such paragraph (i) of Section 5(c), as reflected in any Schedule 13D filed by the person having made the acquisition).

                           (iii) The Committee, in its sole discretion, may impose such restrictions on the transferability of stock appreciation rights as it deems appropriate. Any such restrictions shall be set forth in the written agreement between the Corporation and the optionee with respect to such rights.


                           (iv) Upon the exercise of a stock appreciation right, the stock option or part thereof to which such stock appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of the Stock to be issued under the Plan, as set forth in Section 3 of the Plan.

                           (v) Stock appreciation rights granted in connection with incentive stock options may be exercised only when the market price of the Stock subject to the incentive stock option exceeds the option price of the incentive stock option.

         Section 7. Restricted Stock. (a) Stock and Administration. Shares of restricted stock may be issued either alone or in addition to stock options, stock appreciation rights, deferred stock or other Stock-based awards granted under the Plan. The Committee shall determine the directors,

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consultants, officers and key employees of the Corporation and its subsidiaries to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be awarded, the time or times within which such AWARDS may be subject to forfeiture, and all other conditions of the AWARDS. The provisions of restricted stock AWARDS need not be the same with respect to each recipient.

                  (b) Awards and Certificates. The prospective recipient of an AWARD of shares of restricted stock shall not, with respect to such AWARD, be deemed to have become a participant, or to have any rights with respect to such AWARD, until and unless such recipient shall have executed an agreement or other instrument evidencing the AWARD and delivered a fully executed copy thereof to the Corporation and otherwise complied with the then applicable terms and conditions.

                           (i) Each participant shall be issued a stock certificate in respect of shares of restricted stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such AWARD, substantially in the following form:

                           "The transferability of this certificate and the
                  shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Medarex, Inc. 1997 Stock Option Plan and an Agreement entered into between the registered owner and Medarex, Inc. Copies of such Plan and Agreement are on file in the offices of Medarex, Inc., 1545 Route 22 East, Annandale, New Jersey 08801."

                           (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and shall require, as a condition of any restricted stock AWARD, that the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such AWARD.

                  (c) Restrictions and Conditions. The shares of restricted stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:


                           (i) subject to the provisions of this Plan during a period set by the Committee commencing with the date of such AWARD (the "restriction period"), the participant shall not be permitted to sell, transfer, pledge, or assign shares of restricted stock awarded under the Plan. Within these limits the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                           (ii)     Except as provided in paragraph (c) of this
                  Section 7, the participants shall have, with respect to the shares of restricted stock, all of the rights of a stockholder of the Corporation, including the right to vote the restricted stock and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise reinvested. Certificates for shares of unrestricted stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of restricted stock.

                           (iii)    Subject to the provisions of paragraph
                  (c)(iv) of this Section 7, upon termination of employment of any reason during the restriction period, all shares still subject to restriction shall be forfeited by the participant and reacquired by the Corporation.

                           (iv) In the event of a participant's retirement, permanent disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of restricted stock.

                           (v) Notwithstanding anything in the foregoing to the contrary, upon a Change of Control any and all restrictions on restricted stock shall lapse regardless of the restriction period established by the Committee and all such restricted stock shall become fully vested and nonforfeitable.


         Section 8. Deferred Stock Awards. (a) Stock and Administration. AWARDS of the right to receive Stock that is not to be distributed to the participant until after a specified deferral period (such AWARD and the deferred stock delivered thereunder hereinafter as the context shall require, referred to as the "deferred stock") may be made either alone or in addition to stock options, stock appreciation rights, or restricted stock, or other Stock-based awards granted under the Plan. The Committee shall determine the directors, consultants, officers and key employees of the Corporation and its subsidiaries to whom and the time or times at which deferred stock shall be awarded, the number of shares of deferred stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the AWARD in addition to those contained in paragraph (b) of this Section 8. In its sole discretion, the Committee may provide for a minimum payment at the end of the applicable Deferral Period based on a stated percentage of the fair market value on the date of grant of the number of shares covered by a deferred stock AWARD. The Committee may also provide for the grant of deferred stock upon the completion of a specified performance period. The provisions of deferred stock AWARDS need not be the same with respect to each recipient.

                  (b) Terms and Conditions. Deferred stock AWARDS made pursuant to this Section 8 shall be subject to the following terms and conditions:

                           (i) Subject to the provisions of the Plan, the shares to be issued pursuant to a deferred stock AWARD may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period or Elective Deferral Period (defined below), where applicable, and may be subject to a risk of forfeiture during all or such portion of the Deferral Period as shall be specified by the

                  Committee. At the expiration of the Deferral Period and Elective Deferral Period, share certificates shall be delivered to the participant, or the participant's legal representative, in a number equal to the number of shares covered by the deferred stock AWARD.

                           (ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a deferred stock AWARD will be paid to the participant currently, or deferred and deemed to be reinvested in additional deferred stock or otherwise reinvested, as determined at the time of the AWARD by the Committee, in its sole discretion.

                           (iii)    Subject to the provisions of paragraph
                  (b)(iv) of this Section 8, upon termination of the relationship with or employment by the Corporation for any reason during the Deferral Period for a given deferred stock AWARD, the deferred stock in question shall be forfeited by the participant.

                           (iv)     In the event of the participant's
                  retirement, permanent disability or death during the Deferral Period (or Elective Deferral Period, where applicable), or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's deferred stock. Anything in the Plan to the contrary notwithstanding, upon the occurrence of a Change of Control, the Deferral Period and the Elective Deferral Period with respect to each deferred stock AWARD shall expire immediately and all share certificates relating to such deferred stock AWARDS shall be delivered to each participant or the participant's legal representative.

                           (v) Prior to completion of the Deferral Period, a participant may elect to defer further the receipt of the deferred stock AWARD for a specified period or until a specified event (the "Elective Deferred Period"), subject in each case to the approval of the Committee and under such terms as are determined by the Committee, all in its sole discretion.
                           (vi) Each deferred stock AWARD shall be confirmed by a deferred stock agreement or other instrument executed by the Committee and by the participant.

         Section 9. Other Stock-Based Awards. (a) Stock and Administration. Other AWARDS of the Stock and other AWARDS that are valued in whole or in part by reference to, or are otherwise based on the Stock ("Other Stock-based AWARDS"), including (without limitation) performance shares and convertible debentures, may be granted either alone or in addition to other AWARDS granted under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the directors, consultants, officers and key employees of the Corporation and/or any of its subsidiaries to whom and the time or times at which such Other Stock-based AWARDS shall be made, the number of shares of the Stock to be awarded pursuant to such Other Stock-based AWARDS and all other conditions of the Other Stock-based AWARDS. The Committee may also provide for the grant of the Stock upon the completion of a specified performance period. The provisions of Other Stock-based AWARDS need not be the same with respect to each recipient.

                  (b) Terms and Conditions. Other Stock-based AWARDS made pursuant to this Section 9 shall be subject to the following terms and conditions:

                           (i) Subject to the provisions of this Plan, shares or interests in shares subject to Other Stock-based AWARDS made under this Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

                           (ii) Subject to the provisions of this Plan and the Other Stock-based AWARD agreement, the recipients of Other Stock-based AWARDS under this Section 9 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares or interests therein covered by the Other Stock-based AWARDS, as determined at the time of the Other Stock-based AWARDS by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

                           (iii)    Any Other Stock-based AWARDS under this
                  Section 9 and any Stock covered by any such Other Stock-based AWARD may be forfeited to the extent so provided in the Other Stock-based AWARD agreement, as determined by the Committee, in its sole discretion.


                           (iv)     In the event of the participant's
                  retirement, permanent disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all Other Stock-based AWARDS under this
                  Section 9. Anything in the Plan to the contrary notwithstanding, any limitations imposed with respect to any Other Stock-based AWARD under this Section 9, including any provision providing for the forfeiture of any Other Stock-based AWARD under any circumstance, shall terminate immediately upon a Change of Control and the number of shares of or interests in the Stock subject to such Other Stock-based AWARD shall be delivered to the participant (or, in the case of an Other Stock-based AWARD with respect to which such number is not determinable, such number of shares of or interests in the Stock as is determined by the Committee and set forth in the terms of such Other Stock-based AWARD).

                           (v)      Each Other Stock-based AWARD under this
                  Section 9 shall be confirmed by an agreement or other instrument executed by the Corporation and by the participant.

                           (vi) The Stock or interests therein (including securities convertible into the Stock) paid or awarded on a bonus basis under this Section 9 shall be issued for no cash consideration; the Stock or interests therein (including securities convertible into the Stock) purchased pursuant to a purchase right awarded under this Section 9 shall be priced at least 50% of the fair market value of the Stock on the date of grant.

                           (vii) The Committee, in its sole discretion, may impose such restrictions on the transferability of Other Stock-based Awards as it deems appropriate. Any such restrictions shall be set forth in the written agreement between the Corporation and the optionee with respect to such Award.

                           (viii) Each Other Stock-based AWARD to an Insider under this Section 9 shall be subject to all of the limitations and qualifications that may be required by Section 16 of the Exchange Act and all of the rules and regulations promulgated thereunder.

         Section 10.       Transfer, Leave of Absence, etc. For purposes of the
Plan: (a) a transfer of an employee from the Corporation to a subsidiary, or vice versa, or from one subsidiary to another; (b) a leave of absence, duly authorized in writing by the Corporation, for military service or sickness, or for any other purposes approved by the Corporation if the period of such leave does not exceed 90 days; and (c) a leave of absence in excess of 90 days, duly authorized in writing by the Corporation, shall not be deemed a termination of employment.

         Section 11. Amendments and Termination. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under any AWARD theretofore granted, without the optionee's or participant's consent, or which without the approval of the shareholders would:

                  (a) except as is provided in Section 3 of the Plan, increase the total number of shares available for the purpose of the Plan;


                  (b) subsequent to the date of grant decrease the option price of any stock option to less than 100% (110% in the case of a 10% owner of an incentive stock option) of the fair market value on the date of the granting of the option;

                  (c) extend the maximum option period under Section 5(b) of the Plan; or

                  (d) otherwise materially increase the benefits accruing to participants under, or materially modify the requirements as to eligibility for participation in, the Plan.

                  The Committee may amend the terms of any AWARD theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without such holder's consent. Notwithstanding the foregoing, the Board or the Committee may, in its discretion, amend the Plan or terms of any outstanding AWARD held by a person then subject to Section 16 of the Exchange Act without the consent of any holder in order to preserve exemptions under said Section 16 which are or become available from time to time under rules of the Securities and Exchange Commission. The Committee may also substitute new stock options for previously granted options, including previously granted options having higher option prices.

         Section 12. Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Stock; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         Section 13. Employment at Will. Nothing contained in the Plan, or in any option granted pursuant to the Plan, nor in any agreement made pursuant to the Plan, shall confer upon any optionee any right with respect to continuance of employment by the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to terminate the optionee's employment at will or change the optionee's compensation at any time.

         Section 14. General Provisions. (a) The Committee may require each participant purchasing shares pursuant to an AWARD under the Plan to represent to and agree with the Corporation in writing that such participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  (b) All certificates for shares of the Stock delivered under the Plan pursuant to any AWARD shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (c) Recipients of shares of restricted stock, deferred stock and other Stock-based awards under the Plan (other than options) shall not be required to make any payment or provide consideration other than the rendering of services.

                  (d) AWARDS granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other AWARDS granted under the Plan. If AWARDS are granted in substitution for other AWARDS, the Committee shall require the surrender of such other AWARDS in consideration for the grant of the new AWARDS. AWARDS granted in addition to or in tandem with other AWARDS may be granted either at the same time as or at a different time from the grant of such other AWARDS. The exercise price of any option or the purchase price of any Other Stock-based AWARD in the nature of a purchase right:

                           (i) granted in substitution for outstanding AWARDS or in lieu of any other right to payment by the Corporation shall be the fair market value of shares at the date such substitute AWARDS are granted or shall be such fair market value at that date reduced to reflect the fair market value of the AWARDS or other right to payment required to be surrendered by the participant as a condition to receipt of the substitute AWARD; or

                           (ii) retroactively granted in tandem with outstanding AWARDS shall be either the fair market value of shares at the date of grant of later AWARDS or the fair market value of shares at the date of grant of earlier AWARDS.

                  (e) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         Section 15. Taxes. (a) Participants shall make arrangements satisfactory to the Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to any income which the participant is required, or elects, to include in his gross income and the Corporation and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. Anything contained herein to the contrary notwithstanding, the Committee may, in its sole discretion, authorize acceptance of Stock received in connection with the grant or exercise of an AWARD or otherwise previously acquired in satisfaction of withholding requirements.

                  (b)  Notwithstanding any provisions to the contrary in this
Section 15, an Insider may only satisfy tax withholding requirements with the settlement of a stock appreciation right or with shares of the Company's Common Stock if he has held such stock or stock appreciation right for at least six (6) months and (i) makes an election and settlement during a Window Period; or (ii) makes an election in advance during a Window Period to take effect the next following Window Period, or (iii) the cash settlement of the tax obligation occurs no earlier than six (6) months after the date of an irrevocable election made by an Insider, which election need not occur during a Window Period; provided that the Company shall have been subject to Section 13(a) of the Exchange Act for at least a year prior to any such election and has filed all reports and statements required to be filed thereunder for that year.

         Section 16. Effective Date of the Plan. The Plan shall be effective on the date it is approved by the vote of the holders of a majority of all outstanding shares of Common Stock.

         Section 17. Term of the Plan. No AWARD shall be granted pursuant to the Plan after May 14, 2007, but AWARDS theretofore granted may extend beyond that date.